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            [THIS DOCUMENT IS A COPY OF THE FORM 8-K FILED ON JUNE 3,
           1996, PURSUANT TO A RULE 202 PERMANENT HARDSHIP EXEMPTION]


                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  MAY 31, 1996

                           NEW IMAGE INDUSTRIES, INC.
            --------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                     0-17928                95-4088548
    --------------------             -----------            -------------
(STATE OR OTHER JURISDICTION         (COMMISSION            (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)


2283 COSMOS COURT, CARLSBAD, CALIFORNIA                           92009
- - ----------------------------------------                        --------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

Registrant's telephone number, including area code:  (619) 930-9900

                                      NONE
                    ----------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 2.   Acquisition or Disposition of Assets.

     On May 31, 1996, ("Effective Date") the transactions contemplated by an Agreement and Plan of Reorganization ("Agreement"), by and among New Image Industries, Inc. (the "Company"), a Delaware corporation, Wisdom Acquisition Corp. ("Sub"), a California corporation, a subsidiary of the Company, and Insight Imaging Systems, Inc. ("Insight"), a California corporation, and the related Agreement of Merger ("Merger Agreement") were consummated by the parties (which followed a closing of such transactions on May 17, 1996). Under the Merger Agreement, Sub was merged into Insight and Insight survived as a wholly-owned subsidiary of the Company. The Company accounted for the transaction as a pooling of interests.

     Insight, for the twelve-month period ended March 31, 1996, had sales in excess of $13 million. Insight was a privately-owned corporation headquartered in San Carlos, California, with software operations in Richmond, Virginia, and an optical assembly operation in Mission Viejo, California. Insight designs, manufactures, and markets imaging systems for dental offices. It has had success in generating rapid revenue growth in recent years, however, increases in marketing and other expenses have exceeded revenue growth. New Image management believes efficiencies can be realized from the combination of the two companies.

     The current Insight product line includes intraoral and extraoral video cameras, monitors, printers, mobile carts, and video capture, periodontal and restorative charting, and cosmetic imaging software. Insight camera systems are available in a variety of models: cart, portable, or wall-mounted systems. Its MultiLink network product links individual offices with a dentistry facility.

     At the Effective Date, the only class of Insight's capital stock with shares outstanding was its common stock, without par value ("Insight Common Stock"). At the Effective Date, there were 6,373,764 shares of Insight Common Stock issued and outstanding. For each share of Insight Common Stock, the holder received 0.0554392 shares of the Company's Common Stock, $.001 par value, 353,356 in total. In addition, the Company issued 296,603 shares of the Company's Common Stock in exchange for each dollar of principal and interest outstanding on loans to Insight from shareholders which were made prior to March 1, 1996; and the Company assumed Insight obligations under outstanding options and warrants to purchase Insight Common Stock and in connection therewith reserved 158,040 shares of the Company's Common Stock for issuance upon exercise of such stock options and warrants. Subject to differences caused by the Company's agreement to round-up all fractional shares, if all options and warrants are exercised, the Company will have issued 807,999 shares of the Company's Common Stock to holders of Insight Common Stock, options, warrants, and shareholder loans made prior to March 1, 1996.

     The basis for the exchange was the evaluation by the board of directors and its advisors of the value of the Insight business on a going-forward basis. There were no common shareholders, officers, directors or holders of 10% or more of the Common Stock of the Company and Insight.


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     The Company required additional funding in connection with the acquisition from the following sources:

     1. The Company's primary line of credit was increased from $2.5 million to $4 million and is secured by all of the assets of the Company and Insight. The amount of availability under the line will be a function of the size and age of the receivables, inventory, and other assets of the combined companies

     2. The Company has borrowed $500,000 of secured subordinated debt. Under the terms of this loan, the principal sum will be subordinated to the bank's primary lending relationship and will be senior to the Series A Notes described below. The loan will bear interest at the rate of 10% per annum. In connection with this debt, the Company granted the lender a five year warrant to purchase the Company's Common Stock at $3.06 per share. The warrant will expire if not exercised by the sooner of (i) expiration of the warrant term or (ii) completion of a 20 day period where the Company's Common Stock closes at $8.00 or more per share on the exchange where the stock is primarily traded following the second year after issuance of the warrant.

     3. An Insight shareholder had lent $650,000 and New Image had lent $200,000 to Insight all prior to or as of the Effective Date, which loans are evidenced by Insight Series A Unsecured Subordinated Notes ("Series A Notes"). The Series A Notes bear interest at the rate of ten percent (10%) per annum and are subordinated to up to $8 million of Senior Debt designated from time to time.

     In connection with this acquisition, the Company will be consolidating the operations of the combined companies into the Company's Carlsbad facility. The Company plans to reduce the number of employees previously involved in the Insight Operations and to consolidate certain of the Insight equipment and facilities. This consolidation effort will result in a significant restructuring charge in the Company's quarter ending June 30, 1996.

Item 7.  Financial Statements, PROFORMA Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired. It was impractical to file the required financial statements of Insight by the date this filing was required. The audited consolidated balance sheets of Insight as of September 30, 1995 and 1994, and audited consolidated statements of income and cash flow for the years ended September 30, 1995, 1994 and 1993; and an unaudited balance sheet of Insight as of March 31, 1996 and unaudited consolidated statements of income and cash flow for the six months ended March 31, 1996 and 1995, and a Closing Date Financial Statement will be filed on or before the date required by
Item 7(a) of Form 8-K.

     (b) PROFORMA Financial Information. It was impractical to file the required Proforma Financial Information by the date this filing was required but such information will be filed on a Form 8 to this report on or before the date required by Item 7(b) of Form 8-K

     (c) Exhibits. Exhibits filed herewith are identified in the Schedule of Exhibits appearing at page 5 hereof.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 31, 1996           New Image Industries, Inc.


                              By: _________________________________
                                   Dewey F. Edmunds, President


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                              SCHEDULE OF EXHIBITS


EXHIBIT NO.                        DESCRIPTION                              PAGE

  2.1          Agreement and Plan of Reorganization (including all
               material exhibits thereto)                                   ___

  2.2          Undertaking Concerning Certain Registration Rights           ___

  4.1          Form of Certificate for the Registrant's Common Stock,
               $.001 Par Value                                              ___

  10.1         Senior Subordinated Secured Promissory Note and Common
               Stock Purchase Warrant between Mercury Partners and New
               Image Industries, Inc.                                       ___

  10.2         Amended and Restated Loan and Security Agreement between
               Coast Business Credit and New Image Industries, Inc.         ___

  10.3         Series A Subordinated Promissory Note                        ___



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